Daré Bioscience Reports Second Quarter 2019 Financial Results and Company Update SAN DIEGO, August 14, 2019 (GLOBE NEWSWIRE) -- Daré Bioscience, Inc. (NASDAQ: DARE), a leader in women’s health innovation, today reported financial results for the second quarter ended June 30, 2019 and provided a Company update. “Daré made tremendous progress during the second quarter and remains on track to announce meaningful milestones during the remainder of 2019 and 2020,” said Sabrina Martucci Johnson, President and CEO of Daré. “In June, we were pleased to announce the completion of enrollment for the Ovaprene postcoital test clinical trial, an important milestone in the development of this potential first-in-category, hormone-free contraceptive candidate. As we enter the second half of the year, we believe we are well positioned to deliver value across our entire portfolio of clinical-stage product candidates, including reporting topline data for the Ovaprene postcoital test clinical trial and initiating the Phase 3 study for DARE-BV1 in the fourth quarter of 2019, and continuing to advance the Sildenafil Cream, 3.6% program for Female Sexual Arousal Disorder.” Quarter Ended June 30, 2019 Financial Results • Cash and cash equivalents: o As of June 30, 2019, cash and cash equivalents were approximately $5.6 million, including the $5.2 million of net proceeds the Company raised from the underwritten offering it completed in April 2019. o In March 2019, the Company received a Notice of Award for an additional $982,851 of the anticipated $1.9 million grant from the Eunice Kennedy Shriver National Institute of Child Health and Human Development. During the second quarter, the Company continued its activities under the Ovaprene postcoital test clinical trial and to use the grant to offset certain study expenses. As of June 30, 2019, the Company recorded a receivable of $456,484 for expenses eligible for reimbursement under the grant that were incurred through June 30th. • General and administrative expenses were $1.3 million for the second quarter of 2019, as compared to $1.2 million for the same period in 2018. During the second quarter of 2019, an increase in personnel costs due to staff additions was partially offset by a decrease in expenses related to outside professional services. • Research and development expenses were $2.5 million for the second quarter of 2019, as compared to $2.2 million for the same period in 2018. The increase reflects development activities of approximately $518,000 for two ongoing studies-- the postcoital test clinical trial of Ovaprene and the content validity study of Sildenafil Cream, 3.6%-- and to a lesser extent, activities to prepare for the clinical trials of DARE-BV1 (Phase 3) and DARE-HRT1 (Phase 1) that the Company expects to initiate later this year. The research and development expenses related to Ovaprene were partially offset by grant funding of approximately $456,000. During the second quarter of 2019, an increase in employees led to an increase in personnel costs of $233,000 as compared with the same period in 2018.

• The Company reported a comprehensive loss of $4.7 million for the second quarter of 2019, as compared to a loss of $3.6 million for the same period in 2018. The loss incurred during the second quarter of 2019 included a non-cash deemed dividend of approximately $790,000 in light of a reset in the exercise price of certain outstanding warrants. Conference Call Daré will host a conference call and live webcast today at 4:30 p.m. Eastern Time to review the Company's financial results for the quarter ended June 30, 2019 and to provide a Company update. To access the conference call via phone, dial (844) 831-3031 (U.S.) or (443) 637-1284 (international). The conference ID number for the call is 2679339. The live webcast can be accessed under “Events & Presentations" in the Investor Relations section of the Company's website at www.darebioscience.com. Please log in approximately 5-10 minutes prior to the call to register and to download and install any necessary software. To access the replay, please call (855) 859-2056 (U.S.) or (404) 537-3406 (international). The conference ID number for the replay is 2679339. The call and webcast replay will be available until August 21, 2019. About Daré Bioscience Daré Bioscience is a clinical-stage biopharmaceutical company committed to the advancement of innovative products for women’s health. The company’s mission is to identify, develop and bring to market a diverse portfolio of differentiated therapies that expand treatment options, improve outcomes and facilitate convenience for women, primarily in the areas of contraception, vaginal health, sexual health, and fertility. Daré’s product portfolio includes potential first-in-category candidates in clinical development: Ovaprene®, a hormone-free, monthly contraceptive intravaginal ring; Sildenafil Cream, 3.6%, a novel cream formulation of sildenafil to treat female sexual arousal disorder utilizing the active ingredient in Viagra®; DARE-BV1, a unique hydrogel formulation of clindamycin phosphate 2% to treat bacterial vaginosis via a single application; and DARE-HRT1, a combination bio-identical estradiol and progesterone intravaginal ring for hormone replacement therapy following menopause. To learn more about Daré’s full portfolio of women’s health product candidates, and mission to deliver differentiated therapies for women, please visit www.darebioscience.com. Daré may announce material information about its finances, product candidates, clinical trials and other matters using its investor relations website (http://ir.darebioscience.com), SEC filings, press releases, public conference calls and webcasts. Daré will use these channels to distribute material information about the company, and may also use social media to communicate important information about the company, its finances, product candidates, clinical trials and other matters. The information Daré posts on its investor relations website or through social media channels may be deemed to be material information. Daré encourages investors, the media, and others interested in the company to review the information Daré posts on its investor relations website (https://darebioscience.gcs-web.com/) and to follow these Twitter accounts: @SabrinaDareCEO and @DareBioscience. Any updates to the list of social media channels the company may use to communicate information will be posted on the investor relations page of the company's website mentioned above. Forward Looking Statements Daré cautions you that all statements, other than statements of historical facts, contained in this press release, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” project,” “target,” “tend to,” or the negative version of these words and similar expressions. Such statements include, but are not limited to, statements relating to Daré’s ability to announce meaningful milestones during the remainder of 2019 and 2020, and to deliver value across its entire portfolio of clinical-stage product candidates, including the timing of reporting topline data for the Ovaprene postcoital test clinical trial and the timing of initiating the Phase 3 study for DARE-BV1. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this press release, including, without limitation, risk and uncertainties related to: Daré’s ability to continue as a going concern; Daré’s ability to raise additional capital when and as needed, to advance its product candidates; Daré’s ability to develop, obtain regulatory approval for, and commercialize its product candidates; the failure or delay in starting, conducting and completing clinical trials or obtaining FDA or foreign regulatory approval for Daré’s product candidates in a timely manner; Daré’s ability to conduct and design successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; Daré’s ability to retain its licensed rights to develop and commercialize a product candidate; Daré’s ability to satisfy the monetary obligations and other requirements in connection with its exclusive, in-license agreements covering the critical patents and related intellectual property related to its product candidates; developments by Daré’s competitors that make its product candidates less competitive or obsolete; Daré’s dependence on third parties to conduct clinical trials and manufacture clinical trial material; Daré’s ability to adequately protect or enforce its, or its licensor’s, intellectual property rights; the lack of patent protection for the active ingredients in certain of Daré’s product candidates which could expose its products to competition from other formulations using the same active ingredients; the risk of failure associated with product candidates in preclinical stages of development that may lead investors to assign them little to no value and make these assets difficult to fund; and disputes or other developments concerning Daré’s intellectual property rights. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Contacts: Investors on behalf of Daré Bioscience, Inc.: Lee Roth Burns McClellan lroth@burnsmc.com 212.213.0006 OR Media on behalf of Daré Bioscience, Inc.: Jake Robison Canale Communications jake@canalecomm.com 619.849.5383 Source: Daré Bioscience _________________________________.

Daré Bioscience, Inc. and Subsidiaries Consolidated Statements of Operations and Comprehensive Loss (Unaudited) Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018 Operating expenses: General and administrative $ 1,307,379 $ 1,157,174 $ 2,584,559 $ 2,460,363 Research and development expenses 2,512,572 2,217,622 4,205,963 3,304,275 License expenses 162,500 250,000 275,000 350,000 Impairment of goodwill - - - 5,187,519 Total operating expenses 3,982,451 3,624,796 7,065,522 11,302,157 Loss from operations (3,982,451) (3,624,796) (7,065,522) (11,302,157) Other income (expense) 30,001 42,626 61,232 54,370 Ne t loss $ (3,952,450) $ (3,582,170) $ (7,004,290) $ (11,247,787) Deemed dividend from trigger of down round provision feature $ (789,594) $ - $ (789,594) $ - Net loss to common shareholders $ (4,742,044) $ (3,582,170) $ (7,793,884) $ (11,247,787) Foreign currency translation adjustments $ (7,917) $ (27,485) $ (296) $ (41,231) Comprehensive loss $ (4,749,961) $ (3,609,655) $ (7,794,180) $ (11,289,018) Loss per common share - basic and diluted $ (0.29) $ (0.32) $ (0.57) $ (1.13) Weighted average number of common shares outstanding: Basic and diluted 16,105,252 11,422,161 13,776,643 10,031,249 Daré Bioscience, Inc. and Subsidiaries Consolidated Balance Sheets June 30, December 31, 2019 2018 (unaudited) Cash and cash equivalents $ 5,630,569 $ 6,805,889 Working capital $ 4,587,617 $ 6,148,967 Total assets $ 7,260,932 $ 7,827,387 Total stockholders' equity $ 5,083,055 $ 6,726,620